Financial Income and Expenses	12 Months Ended
Dec. 31, 2024
Finance Income and Expenses
Finance Income and Expenses

Note 9

Financial Income and Expenses

EUR’000	2024	2023	2022
Foreign currency gain	1,511	109	3,424
Fair value change of derivative (ineffectiveness)	428	—	363
Interest income	3,294	1,432	244
Financial income	5,233	1,541	4,031

EUR’000	2024	2023	2022
Interest expense
– Interest linked to debt liabilities	2,368	2,851	1,351
– Interest with related parties	—	—	157
Guarantee charges	581	—	—
Fair value change of derivative (ineffectiveness)	—	765	—
Lease liabilities	428	25	21
Foreign currency loss	3,322	389	7,834
Bank fees	501	456	318
Financial expenses	7,200	4,486	9,681

Total interest paid in 2024 as per Consolidated Statement of Cash Flows amounts to EUR 19.7 million (2023: EUR 7.1 million; 2022: EUR 4.2 million), which has been capitalised to Property, Plant and Equipment. For more information refer to Note 13. Interest linked to debt liabilities include EUR 2.4 million (2023: EUR 1.9 million; 2022: EUR 0.9 million) due to write off of loan fees related to previous debt facilities. Additionally in 2023, EUR 1.0 million from the amendment to prior debt facility in June 2023.

Accounting policies

Finance income and expenses comprise interest income and expenses and realised and unrealised exchange rate gains and losses on transactions denominated in foreign currencies as well as fair value adjustments related to the ineffective part of the financial instruments.

Interest income and interest expenses are recognised using the effective interest rate. The effective interest rate is the discount rate that is used to discount expected future cash payments or receipts through the expected life of the financial asset or financial liability to the amortised cost (the carrying value) of such asset or liability.